LEASES (Tables)	12 Months Ended
Jun. 27, 2012
Future Minimum Lease Payments

As of June 27, 2012, future minimum lease payments on capital and operating leases were as follows (in thousands):

Fiscal Year	Capital Leases	Operating Leases
2013	$5,473	$100,287
2014	5,581	92,545
2015	5,692	81,617
2016	5,806	67,976
2017	5,709	44,992
Thereafter	47,690	102,219

Total minimum lease payments(a)	75,951	$489,636

Imputed interest (average rate of 7%)	(27,936)

Present value of minimum lease payments	48,015
Less current installments	(2,334)

	$45,681

(a)	Future minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Sublease rentals are approximately $39.8 million and $55.7 million for capital and operating subleases, respectively.